Exhibit 10.39
This AMENDMENT NO. 1 DATED February 2, 2023 (“AMENDMENT NO. 1”), by and among AVANTAX, INC. (f/k/a BLUCORA, INC.), a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors party hereto (the “Subsidiary Guarantors” and, together with the Borrower, the “Loan Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and each Lender party hereto to the Amended and Restated Credit Agreement, dated as of January 24, 2023 (as may be amended or supplemented prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended pursuant to this Amendment No. 1, the “Amended Credit Agreement”), by and among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto, the Administrative Agent, and the other parties thereto.

WHEREAS, the Borrower has requested an amendment to the Credit Agreement all as hereinafter set forth;

WHEREAS, Section 10.01 of the Credit Agreement permits this amendment with the consent of just the Borrower and the Required Lenders.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment No. 1 becomes effective, refer to the Amended Credit Agreement. This Amendment No. 1 is a “Loan Document” as such term is defined under the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Subject only to the satisfaction of the conditions set forth in Section 4(I) below, on the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended (and, for the avoidance of doubt, each Lender party hereto hereby consents to such amendments) by deleting the covenant under Section 6.15 of the Credit Agreement in its entirety and replacing it with the words “[Reserved]”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment No. 1, the Borrower hereby represents and warrants to the Administrative Agent and each Lender party hereto that, as of the Amendment No. 1 Effective Date:

(a) The representations and warranties of each Loan Party set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the
Amendment No. 1 Effective Date or on such earlier date, as the case may be; and

(b) no Default or Event of Default exists on the Amendment No. 1 Effective Date after giving effect to the effectiveness of this Amendment No. 1.

SECTION 4. Effectiveness.

(I) This Amendment No. 1 shall become effective on the first date on which the following conditions precedent are satisfied or waived (the “Amendment No. 1 Effective Date”):

(a) Counterparts. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment No. 1 that, when taken together, bear the signatures of (1) each Loan Party, (2) the Administrative Agent and the Collateral Agent and (3) Lenders constituting the Required Lenders.

(b) Expenses. The Borrower shall have paid, to the extent invoiced prior to the Amendment No. 1 Effective Date, all reasonable and documented out-of-pocket expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent, accrued through the Amendment No. 1 Effective Date.

(c) Representations and Warranties. The representations and warranties of each Loan Party set forth in Section 3 of this Amendment No. 1 shall be true and correct.

(II) Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment No. 1 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 1 Effective Date specifying its objection thereto.

SECTION 5. Effect of this Amendment No. 1. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Lender or the Agents under, the Credit Agreement or any other Loan Document, and shall not, except as expressly set forth herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document. This Amendment No. 1 shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 1 Effective Date, the term “this Agreement” in the Credit Agreement or any reference to the Credit Agreement shall mean the Amended Credit Agreement.

SECTION 6. Reaffirmation. Each of the Borrower and each Subsidiary Guarantor identified on the signature pages hereto (collectively, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment No. 1 and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment No. 1 and the transactions contemplated hereby, and hereby confirms its respective guarantees, prior pledges and prior grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, after giving effect to this Amendment No. 1 and the transactions contemplated hereby, such guarantees, pledges and grants of security interests and all Liens in the Collateral granted under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties. Each of the Reaffirming Loan Parties hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

SECTION 7. Liens Unimpaired. After giving effect to this Amendment No. 1, neither the modification of the Credit Agreement effected pursuant to this Amendment No. 1 nor the execution, delivery, performance or effectiveness of this Amendment No. 1 impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.

SECTION 8. Counterparts; Amendments. This Amendment No. 1 may neither be amended, nor may any provision hereof be waived, except pursuant to a writing signed by each of the parties hereto. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Amendment No. 1 shall be effective as delivery of an original executed counterpart of this Amendment No. 1. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment No. 1 shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Amendment No. 1 (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of Amendment No. 1 based solely on the lack of paper original copies of Amendment No. 1, including with respect to any signature pages hereto.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment No. 1 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 1.

SECTION 10. Governing Law; Jurisdiction, etc. This Amendment No. 1 shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 10.15 and 10.16 of the Credit Agreement shall apply to this Amendment No. 1, mutatis mutandis.

SECTION 11. Notices. All notices, requests and other communications provided for herein and under the Collateral Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Amendment No. 1) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient in accordance with Section 10.02 of the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first written above.

AVANTAX, INC., as Borrower

By:	/s/ Marc Mehlman
Name:	Marc Mehlman
Title:	Chief Financial Officer

GUARANTORS

AVANTAX HOLDINGS LLC

By:	/s/ Marc Mehlman
Name:	Marc Mehlman
Title:	Treasurer

PROJECT BASEBALL SUB, INC.

By:	/s/ Marc Mehlman
Name:	Marc Mehlman
Title:	Chief Financial Officer & Treasurer

AVANTAX WM HOLDINGS, INC.

By:	/s/ Marc Mehlman
Name:	Marc Mehlman
Title:	Chief Financial Officer & Treasurer

AVANTAX WEALTH MANAGEMENT, INC.

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	Chief Executive Officer, President, and Secretary

AVANTAX ADVISORY SERVICES, INC.

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	President and Secretary

AVANTAX INSURANCE AGENCY, LLC, a Texas limited liability company

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	Secretary

AVANTAX INSURANCE AGENCY, LLC, a Massachusetts limited liability company

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	Secretary

AVANTAX INSURANCE AGENCY, LLC, a Montana limited liability company

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	Secretary

AVANTAX PLANNING PARTNERS, INC.

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	President

HKFS AVIATION, LLC

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	President

HK ALLIANCE, LLC

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	President

SPIRIT ACQUISITIONS, LLC

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	President

1ST GLOBAL, INC.

By:	/s/ Todd Mackay
Name:	Todd Mackay
Title:	President

AVANTAX ACQUISITIONS, LLC

By:	/s/ Marc Mehlman
Name:	Marc Mehlman
Title:	Chief Financial Officer & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Jennifer M. Dunneback
Name:	Jennifer M. Dunneback
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Delayed Draw Term A Lender, a Revolving Credit Lender, and an L/C Issuer

By:	/s/ Jennifer M. Dunneback
Name:	Jennifer M. Dunneback
Title:	Executive Director

CITIZENS BANK, N.A., as a Delayed Draw Term A Lender and Revolving Credit Lender

By:	/s/ Lauren Schilpp
Name:	Lauren Schilpp
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Delayed Draw Term A Lender and Revolving Credit Lender

By:	/s/ Jason A. Nichols
Name:	Jason A. Nichols
Title:	Vice President

TRUIST BANK, as a Revolving Credit Lender and Delayed Draw Term A Lender

By:	/s/ Richard W. Jantzen, III
Name:	Richard W. Jantzen, III
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and Delayed Draw Term A Lender

By:	/s/ James Mastroianna
Name:	James Mastroianna
Title:	Director

TEXAS CAPITAL BANK, as a Delayed Draw Term A Lender and Revolving Credit Lender

By:	/s/ Ana Vega
Name:	Ana Vega
Title:	Vice President - Corporate Banking

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